                                      ZENIX
                                     Income
                                    Fund Inc.




                                     [LOGO]





                                                Quarterly Report
                                               December 31, 1997

-------------------------------------[LOGO]-------------------------------------
                             Zenix Income Fund Inc.




Dear Shareholder:

     We are pleased to provide you with the third quarter report for the Zenix Income Fund Inc. ("Fund") for the nine-month period ended December 31, 1997. Over the past nine months the Fund paid income dividends totaling $0.60 per share. The table below shows the annualized distribution rate and nine-month total return for the Fund based on its December 31, 1997 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

           Price                   Annualized                  Nine-Month
         Per Share              Distribution Rate             Total Return
         ---------              -----------------             ------------
        $6.91 (NAV)                  10.94%                      15.46%
        $8.25 (NYSE)                  9.16%                      22.64%

     The Fund generated a total return based on net asset value of 15.46% for the nine-month period ended December 31, 1997. The Fund outperformed the nine-month average total return for closed-end high yield funds of 14.31% for the same time period, as reported by Lipper Analytical Services, Inc. ("Lipper") largely due to the Fund's use of leverage. (Lipper is a major independent fund-tracking organization). A full discussion of the past nine months' economic and market conditions as well as the investment strategy employed by the Fund during the period follows.

Market and Economic Overview

     The high yield bond market generated relatively strong performance throughout 1997 with total returns in excess of about 13% compared to the roughly 6% to 11% returns for intermediate U.S. Treasurys (i.e., maturities of less than 10 years) and investment grade corporate bonds and roughly 12% to 14% for long term U.S. Treasurys (i.e., maturities of ten or more years) and investment grade corporate bonds.

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

--------------------------------------------------------------------------------

     The Fund generated superior total returns for 1997. Within the high yield bond market, the lower quality issues generated the strongest total returns in 1997 (i.e., a roughly 16% range). This was not surprising given the strong performance of the domestic stock market. The lower-quality segment of the high yield bond market tends to be more closely correlated to the domestic stock market than the higher-quality segments of the high yield bond market.

     The high yield bond market began to underperform U.S. Treasurys in the fourth quarter of 1997 as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus the U.S. Treasury market. The greatest underperformance in the fourth quarter of 1997 was among the lower-quality issues. Despite the fact that lower-quality issues underperformed in the fourth quarter, they generated the strongest total returns in 1997. In periods of increasing economic uncertainty, the lower-quality segments of the high yield bond market generally underperform because of their greater vulnerability to weaker economic conditions. The more interest-rate sensitive higher quality issues generated the strongest total returns as general interest rates declined.

     By the start of the fourth quarter of 1997, the crisis in Asia had taken center stage with severe currency and financial market declines in a number of Asian countries potentially threatening economic stability not only in the Far Eastern region, but throughout the world. Asia represents more than 25% of world economic output and is a significant producer and consumer of a large number of products and services. Consequently, there was a dramatic increase in market volatility in the fourth quarter of 1997, especially in the stock markets both domestically and abroad. Many investors began to invest more aggressively in U.S. Treasurys which are viewed as the ultimate safe haven during periods of economic uncertainty. Despite this increasing uncertainty over economic growth and corporate profitability, the domestic stock market had another strong year with total returns in the 25% to 33% range.

     In 1997, the domestic high yield bond market responded favorably to the strength in the domestic stock market and U.S. Treasury markets. During the year, a total of approximately $19 billion of new money flowed into open-end

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

--------------------------------------------------------------------------------

high yield bond funds. In addition, there was higher demand for high-yield bonds from insurance companies and pension funds. The overall demand was significant enough to absorb a record total of over $120 billion of new high yield issues. Given this record new issuance, the high yield bond market now totals more than $450 billion in size, representing a meaningful 25% of the entire domestic corporate bond market.

Portfolio Strategy

     We continue to believe that U.S. economic growth remains mixed and that many consumer-sensitive sectors will continue to experience fierce price competition. In addition, the significant problems in Asia could also put severe pressure on commodity goods prices as troubled Asian companies attempt to increase their exports to the rest of the world to make up for the expected economic declines within their own region. We also believe that a slowdown in overall world economic growth is inevitable as the severe economic decline in Asia sharply reduces demand for many U.S. and European products. Consequently, the first half of 1998 could see a slight increase in default rates among certain high yield bonds, especially those of weaker more vulnerable companies that are having difficulty competing.

      We will continue to avoid the sectors of the economy that are adversely affected by weak consumer spending trends as well as heavy pricing competition. In addition, we also plan to maintain our emphasis on sectors that are experiencing strong growth such as telecommunications, media, and cable television. However, we expect to be overweighted in stronger rated "B" and "BB" credits and avoid the weaker lower tier issues that are generally in the "CCC/Caa" rating category. We are more committed than ever to our conservative credit investment strategy because of the higher risks and uncertainty in today's financial markets.

Outlook

     We believe the financial markets will remain choppy as investors continue to sort out the potential negative impact on world economic growth from the large declines in both the currencies and financial assets of the emerging markets in Asia and Latin America.

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

--------------------------------------------------------------------------------

     In closing, we appreciate your past support and look forward to achieving competitive investment results in 1998. If you have any questions about your investment in the Fund, please call First Data Investor Services Group, Inc. at
(800) 331-1710. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                                  /s/ John C. Bianchi, CFA




Heath B. McLendon                                      John C. Bianchi, CFA
Chairman                                               Vice President and
                                                       Investment Officer



January 30, 1998

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

[LOGO]
                                                                           Schedule of Investments
                                                                     December 31, 1997 (unaudited)
==================================================================================================
   Face
  Amount    Ratings                           Security                                     Value
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 93.3%
Aerospace/Defense -- 1.4%
 $2,000,000   BB     Airplanes Pass Through Trust, Corporate Collateralized
                       Mortgage Obligation, 10.875% due 3/15/19 ....................   $ 2,250,040
                                                                                       -----------
Banking -- 2.1%
  1,125,000   B      First Nationwide Parent Holdings Ltd.,
                       Sr. Exchange Notes, 12.500% due 4/15/03 .....................     1,282,500
  1,050,000   NR     Netia Holdings BV, Guaranteed Notes, 10.250% due 11/1/07+ .....       994,875
    500,000   BB+    SIG Capital Trust, Guaranteed Notes, 9.500% due 8/15/27 .......       508,750
    650,000   BB-    Veritas Capital Trust, Guaranteed Notes, 10.000% due 1/1/28 ...       663,000
                                                                                       -----------
                                                                                         3,449,125
                                                                                       -----------
Broadcasting/Cable -- 11.3%
                     Cablevision Systems Corp., Sr. Sub. Debentures:
  2,975,000   B        9.875% due 2/15/13 ..........................................     3,294,812
  1,000,000   B        10.500% due 5/15/16 .........................................     1,165,000
  1,500,000   B      Comcast UK Cable, Debentures, step bond to yield
                       11.175% due 11/15/07 ........................................     1,231,875
    500,000   B      Marcus Cable Capital Corp., Sr. Discount Notes,
                       step bond to yield 12.747% due 12/15/05 .....................       433,750
  2,000,000   B      Marcus Cable Operating Co., Sr. Debentures,
                       11.875% due 10/1/05 .........................................     2,180,000
                     Rogers Cablesystems of America Inc.:
    850,000   BB+      Sr. Notes, Series B, 10.000% due 3/15/05 ....................       941,375
  1,000,000   BB+      Sr. Sub. Debentures, 10.000% due 12/1/07 ....................     1,100,000
  2,100,000   BB-      Sr. Sub. Debentures, 11.000% due 12/1/15 ....................     2,436,000
    900,000   BB-    Rogers Communications Inc., Sr. Debentures,
                       8.875% due 7/15/07 ..........................................       902,250
                     TV Azteca SA, Guaranteed Sr. Notes:
    525,000   B+       Series A, 10.125% due 2/15/04 ...............................       543,375
    950,000   B        Series B, 10.500% due 2/15/07+ ..............................       990,375
                     UIH Australia Inc., Sr. Discount Notes, step bond to yield:
    300,000   B        12.775% due 5/15/06+ ........................................       205,500
  2,150,000   B        14.000% due 5/15/06+ ........................................     1,472,750
  1,000,000   BB+    Videotron Group Ltd., Sr. Notes, 10.625% due 2/15/05 ..........     1,118,750
    900,000   B-     Wireless One Inc., Sr. Discount Notes, 13.000% due 10/15/03 ...       396,000
                                                                                       -----------
                                                                                        18,411,812
                                                                                       -----------
Building/Construction -- 0.2%
    275,000   B3*    American Builders and Contractors Supply Inc.,
                       Guaranteed Notes, Series B, 10.625% due 5/15/07 .............       286,344
                                                                                       -----------

                       See Notes to Financial Statements.

[LOGO]
                                                               Schedule of Investments (continued)
                                                                     December 31, 1997 (unaudited)
==================================================================================================
   Face
  Amount    Ratings                           Security                                     Value
--------------------------------------------------------------------------------------------------
Chemicals -- 2.2%
$   950,000   CCC+   Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02 ......   $   986,814
  1,000,000   B      NL Industries Inc., Sr. Secured Notes, 11.750% due 10/15/03 ...     1,110,000
  1,250,000   BB     Pt. Polysindo Eka Perkasa, Sr. Notes, 13.000% due 6/15/01 .....     1,125,000
    400,000   B+     Terra Industries Inc., Sr. Notes, 10.500% due 6/15/05 .........       431,000
                                                                                       -----------
                                                                                         3,652,814
                                                                                       -----------
Diversified Manufacturing -- 2.2%
  1,325,000   B      Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07+ ....     1,333,281
    700,000   B+     Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/10/07+ ....       718,375
  1,500,000   B      Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03 ......     1,552,500
                                                                                       -----------
                                                                                         3,604,156
                                                                                       -----------
Electric Utilities -- 4.7%
                     AES Corp., Sr. Sub. Notes:
    425,000   B+       8.375% due 8/15/07 ..........................................       425,000
  1,300,000   B+       8.500% due 11/1/07 ..........................................     1,303,250
                     Calpine Corp., Sr. Notes:
  1,350,000   BB-      10.500% due 5/15/06 .........................................     1,471,500
    750,000   BB-      8.750% due 7/15/07 ..........................................       763,125
    650,000   BB+    Cleveland Electric, Sr. Notes, 7.430% due 11/1/09 .............       669,500
    650,000   BB+    El Paso Electric Co., First Mortgage, 8.900% due 2/1/06 .......       720,687
    983,733   BB-    Midland Cogeneration Venture Limited Partnership,
                       Midland Funding, Sr. Secured Lease Obligation Bond,
                       Series C, 10.330% due 7/23/02 ...............................     1,058,744
    425,000   NR     Niagara Mohawk Power, First Mortgage, 7.750% due 5/15/06 ......       448,375
    700,000   B-     Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07+ .......       715,750
                                                                                       -----------
                                                                                         7,575,931
                                                                                       -----------
Electronics-Computers -- 5.6%
  1,000,000   B      Celestica International Inc., Guaranteed Sr. Sub. Notes,
                       10.500% due 12/31/06 ........................................     1,085,000
  1,500,000   B      Fairchild Semiconductor Inc., Sr. Sub. Notes,
                       10.125% due 3/15/07 .........................................     1,586,250
                     Flextronics International Ltd., Sr. Sub. Notes,
    625,000   B        8.750% due 10/15/07 .........................................       623,438
  1,000,000   B-     Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05 ...     1,117,500
                     Unisys Corp., Sr. Notes:
  1,400,000   B+       12.000% due 4/15/03 .........................................     1,585,500
  1,575,000   B+       11.750% due 10/15/04 ........................................     1,795,500
  1,200,000   B-     Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07 ............     1,240,500
                                                                                       -----------
                                                                                         9,033,688
                                                                                       -----------

                       See Notes to Financial Statements.

[LOGO]
                                                               Schedule of Investments (continued)
                                                                     December 31, 1997 (unaudited)
==================================================================================================
   Face
  Amount    Ratings                           Security                                     Value
--------------------------------------------------------------------------------------------------
Finance -- 5.2%
$ 1,500,000   B      Amresco Inc., Sr. Sub. Notes, Series A, 10.000% due 3/15/04 ...   $ 1,560,000
  1,000,000   NR     Intertek Finance PLC, Sr. Sub. Notes,
                       Series B, 10.250% due 11/1/06 ...............................     1,047,500
  1,950,000++ NR     ITT Promedia Corp., Sr. Sub. Notes, 9.125% due 9/15/07+ .......     1,142,768
    525,000   B-     ITT Publimedia Corp., Sr. Sub. Notes, 9.375% due 9/15/07+ .....       553,875
  1,000,000   B-     Ocwen Capital Trust, Guaranteed Notes, 10.875% due 8/1/27 .....     1,083,750
  2,750,000   B+     Ocwen Financial Corp., Notes, 11.875% due 10/1/03 .............     3,100,625
                                                                                       -----------
                                                                                         8,488,518
                                                                                       -----------
Food -- 1.8%
    425,000   B+     Ameriserve Food Distributors Inc., Guaranteed Notes,
                       8.875% due 10/15/06 .........................................       431,375
    850,000   B-     B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07 .............       858,500
  1,500,000   B-     Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05 .........     1,665,000
                                                                                       -----------
                                                                                         2,954,875
                                                                                       -----------
Health Care/Drugs/Hospital Supplies -- 4.0%
    875,000   B-     Extendicare Health Services, Sr. Sub. Notes,
                       9.350% due 12/15/07+ ........................................       896,875
  1,600,000   BB     ICN Pharmaceutical Inc., Sr. Notes,
                       9.250% due 8/15/05+ .........................................     1,700,000
  1,050,000   B      Magellan Health Services Inc., Sr. Sub. Notes,
                       11.250% due 4/15/04 .........................................     1,168,125
    850,000   NR     Pharmaceutical Fine Chemicals, Sr. Sub. Notes,
                       9.750% due 11/15/07+ ........................................       862,750
                     Tenet Healthcare Corp.:
    750,000   BB       Sr. Notes, 8.000% due 1/15/05 ...............................       764,064
  1,000,000   B+       Sr. Sub. Notes, 8.625% due 1/15/07 ..........................     1,036,250
                                                                                       -----------
                                                                                         6,428,064
                                                                                       -----------
Hotel, Casinos and Gaming -- 6.3%
  1,500,000   B      Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04 ..............     1,721,250
  2,000,000   B-     Courtyard By Marriott II, Sr. Secured Notes,
                       10.750% due 2/1/08 ..........................................     2,200,000
    300,000   NR     HMC Acquisition Properties Inc., Sr. Notes,
                       Series B, 9.000% due 12/15/07 ...............................       308,625
                     HMH Properties Inc., Sr. Notes, Series B:
  3,330,000   BB-      9.500% due 5/15/05 ..........................................     3,546,450
    800,000   BB-      8.875% due 7/15/05 ..........................................       844,000

                       See Notes to Financial Statements.

[LOGO]
                                                               Schedule of Investments (continued)
                                                                     December 31, 1997 (unaudited)
==================================================================================================
   Face
  Amount    Ratings                           Security                                     Value
--------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 6.3% (continued)
$   620,000   BB+    Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                       13.500% due 11/15/02 ........................................   $   802,125
    725,000   B      Signature Resorts Inc., Sr. Sub. Notes, 9.750% due 10/1/07+ ...       732,250
                                                                                       -----------
                                                                                        10,154,700
                                                                                       -----------
Leisure -- 0.5%
  1,150,000   B-     CLN Holdings Inc., Guaranteed Notes, zero coupon bond
                       to yield 11.410% due 5/15/01+ ...............................       764,750
                                                                                       -----------
Machinery -- 1.5%
    500,000   B-     Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03 .......       522,500
  1,667,000   B-     Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02 ...........     1,904,548
                                                                                       -----------
                                                                                         2,427,048
                                                                                       -----------
Metals/Mining -- 3.1%
  2,400,000   B-     Haynes International Inc., Sr. Sub. Notes,
                       11.625% due 9/1/04 ..........................................     2,769,000
    800,000   B-     Kaiser Aluminum and Chemical Corp., Sr. Sub. Notes,
                       12.750% due 2/1/03 ..........................................       854,000
    700,000   B-     Koppers Industry Inc., Sr. Sub. Notes, 9.875% due 12/1/07+ ....       721,000
    600,000   B+     UCAR Global Enterprises Inc., Sr. Sub. Notes,
                       12.000% due 1/15/05 .........................................       677,250
                                                                                       -----------
                                                                                         5,021,250
                                                                                       -----------
Oil and Natural Gas -- 6.7%
    500,000   B      Canadian Forest Oil Ltd., Sr. Sub. Notes,
                       8.750% due 9/15/07 ..........................................       506,875
                     Clark R&M Inc.:
    375,000   BB       Sr. Notes, 8.375% due 11/15/07 ..............................       377,812
    650,000   BB       Sr. Sub. Notes, 8.875% due 11/15/07 .........................       656,500
    750,000   B-     Coho Energy Inc., 8.875% due 10/15/07 .........................       753,750
  1,425,000   B+     Dawson Production Services Inc., Sr. Notes,
                       9.375% due 2/1/07 ...........................................     1,496,250
  1,350,000   BB-    Gulf Canada Resources Ltd., Sub. Debentures,
                       9.625% due 7/1/05 ...........................................     1,468,125
  1,800,000   B+     Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06 ...........     1,944,000
    900,000   BB-    Pride Petroleum Services Inc., Sr. Notes, 9.375% due 5/1/07 ...       969,750
  1,675,000   BB-    Santa Fe Energy Resources Inc., Sr. Sub. Debentures,
                       11.000% due 5/15/04 .........................................     1,817,375
    800,000   B      United Meridian Corp., Sr. Sub. Notes, 10.375% due 10/15/05 ...       872,000
                                                                                       -----------
                                                                                        10,862,437
                                                                                       -----------

                       See Notes to Financial Statements.

[LOGO]
                                                               Schedule of Investments (continued)
                                                                     December 31, 1997 (unaudited)
==================================================================================================
   Face
  Amount    Ratings                           Security                                     Value
--------------------------------------------------------------------------------------------------
Packaging/Containers -- 1.1%
$   350,000   B      AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07+ .....   $   360,500
    750,000   B      Huntsman Packaging Corp., Sr. Notes,
                       11.500% due 8/15/07+ ........................................       774,375
  1,000,000   NR     Impress Metal Packaging Holdings, Sr. Sub. Notes,
                       9.875% due 5/29/07+ .........................................       585,673
                                                                                       -----------
                                                                                         1,720,548
                                                                                       -----------
Paper/Forest Products and Printing -- 7.8%
  1,300,000   B-     American Pad & Paper Co., Sr. Sub. Notes, Series B,
                       13.000% due 11/15/05 ........................................     1,519,375
  1,375,000   B      Asia Pulp & Paper Ltd., Guaranteed Preferred Notes,
                       Series A, 12.000% due 12/29/49+ .............................     1,216,875
    650,000   B-     Axiohm Transaction Solutions, Sr. Sub. Notes,
                       9.750% due 10/1/07+ .........................................       661,375
  1,500,000   B      Goss Graphic Systems Inc., Sr. Sub. Notes,
                       12.000% due 10/15/06 ........................................     1,700,625
  2,000,000   BB     Indah Kiat International Finance Co., Guaranteed
                       Secured Notes, 11.875% due 6/15/02 ..........................     1,910,000
  3,275,000   B+     S.D. Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04 .........     3,659,813
  2,050,000   BB     Tjiwi Kimia International, Sr. Notes, 13.250% due 8/1/01 ......     1,968,000
                                                                                       -----------
                                                                                        12,636,063
                                                                                       -----------
Pollution Control -- 1.1%
  1,000,000   B+     Allied Waste North America Inc., Sr. Sub. Notes,
                       10.250% due 12/1/06 .........................................     1,095,000
    675,000   NR     Clisa SA, Guaranteed Sr. Notes, 11.625% due 6/1/04+ ...........       675,000
                                                                                       -----------
                                                                                         1,770,000
                                                                                       -----------
Real Estate -- 0.8%
  1,115,000   BB-    Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05 ..........     1,258,556
                                                                                       -----------
Telecommunications -- 20.9%
                     Century Communications Corp., Sr. Notes:
    950,000   BB-      8.750% due 10/1/07 ..........................................       971,375
    275,000   BB-      8.375% due 12/15/07 .........................................       275,687
  2,100,000   NR     Clearnet Communications Inc., Sr. Discount Notes,
                       step bond to yield, 13.778% due 12/15/05 ....................     1,669,500
                     Colt Telecommunications Group PLC:
    250,000   B        Sr. Notes, 10.125% due 11/30/07 .............................       415,466
  2,000,000   B        Step bond to yield 11.976% due 12/15/06 .....................     1,565,000

                       See Notes to Financial Statements.

[LOGO]
                                                               Schedule of Investments (continued)
                                                                     December 31, 1997 (unaudited)
==================================================================================================
   Face
  Amount    Ratings                           Security                                     Value
--------------------------------------------------------------------------------------------------
Telecommunications -- 20.9% (continued)
                     Esprit Telecommunications Group PLC, Sr. Notes:
$   700,000   NR       11.500% due 12/15/07 ........................................   $   721,000
  1,375,000++ NR       11.500% due 12/15/07 ........................................       787,636
  1,100,000   B+     Fonorola Inc., Sr. Notes, 12.500% due 8/15/02 .................     1,223,750
    575,000   B      Globalstar LP Corp., Sr. Notes, 11.375% due 2/15/04+ ..........       580,750
    700,000   B      Hermes Eurorail Telecommunications Inc., Sr. Notes,
                       11.500% due 8/15/07+ ........................................       777,000
    600,000   NR     Intelcom Group USA Inc., Sr. Discount Notes,
                       step bond to yield 12.500% due 5/1/06 .......................       450,000
  2,275,000   B-     Intermedia Communications, Sr. Discount Notes,
                       step bond to yield 12.351% due 5/15/06 ......................     1,797,250
                     Iridium LLC Capital Corp.:
  1,325,000   B-       Sr. Discount Notes, 14.000% due 7/15/05+ ....................     1,454,188
  1,000,000   B-       Sr. Notes, 13.000% due 7/15/05+ .............................     1,053,750
  1,725,000   B      McLeod Inc., Sr. Discount Notes,
                       step bond to yield 10.594% due 3/1/07+ ......................     1,254,939
                     Metronet Communications Inc.:
    375,000   NR       Sr. Discount Notes, step bond to yield 10.750%
                        due 11/1/07+ ...............................................       229,687
  1,600,000   NR       Sr. Notes, 12.000% due 8/15/07 ..............................     1,848,000
                     Nextel Communications Inc., Sr. Discount Notes,
                       step bond to yield:
  3,100,000   CCC-      11.846% due 8/15/04+ .......................................     2,759,000
  1,400,000   CCC       10.625% due 9/15/07+ .......................................       887,250
  2,800,000   CCC       9.750% due 10/31/07+ .......................................     1,708,000
  2,000,000   NR     Nextlink Communications, Sr. Discount Notes,
                       12.500% due 4/15/06 .........................................     2,287,500
  1,550,000   NR     Pagemart Inc., Sr. Discount Notes, step bond to yield
                       11.602% due 11/1/03 .........................................     1,457,000
  1,325,000   B-     Primus Telecommunications Group, Sr. Notes,
                       11.750% due 8/1/04 ..........................................     1,417,750
  2,750,000   B+     Qwest Communications International Inc., Sr. Discount Notes,
                       step bond to yield 9.351% due 10/15/07+ .....................     1,870,000
                     RCN Corp.:
  1,775,000   NR       Sr. Discount Notes, step bond to yield 11.141%
                        due 10/15/07 ...............................................     1,118,250
  1,000,000   NR       Sr. Notes, 10.000% due 10/15/07 .............................     1,032,500
  1,300,000   NR     RSL Communications Ltd., Sr. Notes, 12.250% due 11/15/06 ......     1,420,250

                       See Notes to Financial Statements.

[LOGO]
                                                               Schedule of Investments (continued)
                                                                     December 31, 1997 (unaudited)
==================================================================================================
   Face
  Amount    Ratings                           Security                                     Value
--------------------------------------------------------------------------------------------------
Telecommunications -- 20.9% (continued)
                     Telesystems International Wireless Corp., Sr. Discount Notes:
$   700,000   NR       Step bond to yield 13.250% due 6/30/07+ .....................   $   439,250
    650,000   B-       Step bond to yield 10.514% due 11/1/07+ .....................       360,750
                                                                                       -----------
                                                                                        33,832,478
                                                                                       -----------
Transportation -- 2.8%
  1,450,000   BB     Guangzhou Shenzhen Superhighway, Sr. Notes,
                       10.250% due 8/15/07+ ........................................     1,254,250
    375,000   NR     Knology Holdings Inc., step bond to yield
                       11.875% due 10/15/07 ........................................       206,250
  2,805,000   BB-    Sea Containers Ltd., Sr. Sub. Debentures,
                       12.500% due 12/1/04 .........................................     3,183,675
                                                                                       -----------
                                                                                         4,644,175
                                                                                       -----------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost-- $144,817,607) .........................................   151,227,372
                                                                                       -----------

  Shares                                      Security                                     Value
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 4.8%
Banking -- 0.3%
     20,100          California Federal Preferred Capital Corp. ....................       537,675
                                                                                       -----------
Broadcasting/Cable -- 3.9%
      5,531          Time Warner Inc., Series K, Exchange 0.000%+ ..................     6,222,595
                                                                                       -----------
Publishing -- 0.0%
        298          Primedia Inc. .................................................        31,824
                                                                                       -----------
Telecommunications -- 0.6%
        798          IXC Communications Inc. .......................................       925,845
                                                                                       -----------
                     TOTAL PREFERRED STOCKS
                     (Cost-- $7,320,096) ...........................................     7,717,939
                                                                                       -----------
WARRANTS -- 0.3%
Broadcasting/Cable -- 0.0%
      1,725          Australis Holdings Property Ltd., Expire 10/30/01# ............             0
                                                                                       -----------

                       See Notes to Financial Statements.

[LOGO]
                                                               Schedule of Investments (continued)
                                                                     December 31, 1997 (unaudited)
==================================================================================================

  Shares                                      Security                                     Value
--------------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
      9,735          Clearnet Communications Inc., Expire 9/15/05+# ................     $  58,410
      1,000          Globalstar Telecommunications, Expire 2/15/04# ................       102,000
      1,000          Iridium World Communications Ltd., Expire 7/15/05# ............       140,000
      6,468          Nextel Communications Inc., Expire 4/25/99# ...................       151,351
      7,130          Pagemart Inc., Expire 12/31/03+# ..............................        42,780
      1,325          Primus Telecommunications Group, Expire 8/1/04# ...............        13,250
      1,300          RSL Communications Ltd., Expire 11/15/06# .....................        13,000
      2,150          UIH Australia Inc., Expire 5/15/06# ...........................        25,800
                                                                                       -----------
                                                                                           546,591
                                                                                       -----------

                     TOTAL WARRANTS
                     (Cost-- $333,632) .............................................       546,591
                                                                                       -----------

   Face
  Amount                                      Security                                     Value
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT-- 1.6%
 $2,522,000          Goldman, Sachs & Co., 6.350% due 1/2/98;
                     Proceeds at maturity-- $2,522,890; (Fully collateralized
                     by U.S. Treasury Notes, 5.625% due 12/31/99;
                     Market value-- $2,573,551) (Cost-- $2,522,000) ................     2,522,000
                                                                                       -----------

                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $154,993,335** ) ......................................  $162,013,902
                                                                                      ============

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

++   Represents local currency.

#    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.


     See page 13 for definition of ratings.

                       See Notes to Financial Statements.

[LOGO]                                                              Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances, are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B    --   Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied "BB" or "BB-" rating.

CCC  --   Bonds rated "CCC" have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied "B" or "B-" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa  --   Bonds that are rated "Baa" are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   --   Bonds that are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    --   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR   --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                             Statement of Assets and Liabilities
[LOGO]                                             December 31, 1997 (unaudited)
================================================================================
ASSETS:
   Investments, at value (Cost -- $154,993,335) ...........       $ 162,013,902
   Cash ...................................................                 787
   Interest and dividend receivable .......................           3,102,867
   Receivable for open forward foreign
      currency contracts (Note 11) ........................              41,119
                                                                  -------------
   Total Assets ...........................................         165,158,675
                                                                  -------------
LIABILITIES:
   Bank loan (Note 7) .....................................          30,000,000
   Dividends payable ......................................             602,955
   Interest payable .......................................              99,933
   Investment advisory fees payable .......................              98,964
   Administration fees payable ............................              39,062
   Accrued expenses .......................................             122,512
                                                                  -------------
   Total Liabilities ......................................          30,963,426
                                                                  -------------
Total Net Assets ..........................................       $ 134,195,249
                                                                  =============
NET ASSETS:
   Par value of capital shares ............................       $     150,739
   Capital paid in excess of par value ....................         126,207,338
   7.00% Cumulative Preferred Stock (Note 6) ..............          30,000,000
   Overdistributed net investment income ..................              (4,943)
   Accumulated net realized loss from
      security transactions ...............................         (29,218,780)
   Net unrealized appreciation on
      investments and foreign currencies ..................           7,060,895
                                                                  -------------
Total Net Assets ..........................................       $ 134,195,249
                                                                  =============

                                                      Per Share
                                                     ------------
NET ASSET VALUE, COMPRISED OF:
7.00% Cumulative Preferred Stock redemption value    $   1,000.00   $ 30,000,000
Cumulative undeclared dividends on 7.00%
      Preferred Stock ...........................            3.45        103,558
                                                     ------------   ------------
Total allocated to Cumulative Preferred Stock ...    $   1,003.45     30,103,558
                                                     ============   ------------
Common Stock (15,073,873 shares outstanding) ....    $       6.91    104,091,691
                                                     ============   ------------
Total Net Assets ................................                   $134,195,249
                                                                    ============

                       See Notes to Financial Statements.

                                                         Statement of Operations
                                                       For the Nine Months Ended
[LOGO]                                             December 31, 1997 (unaudited)
================================================================================
INVESTMENT INCOME:
   Interest ....................................................   $ 12,126,555
   Dividends ...................................................        510,151
   Less: Interest expense (Note 7) .............................     (1,387,300)
                                                                   ------------
   Total Investment Income .....................................     11,249,406
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 2) ...........................        612,679
   Administration fees (Note 2) ................................        245,072
   Shareholder communications ..................................        131,849
   Audit and legal .............................................         68,774
   Directors' fees .............................................         26,370
   Listing fees ................................................         21,000
   Shareholder and system servicing fees .......................         18,142
   Pricing .....................................................         13,085
   Custody .....................................................          5,423
   Other .......................................................         10,267
                                                                   ------------
   Total Expenses ..............................................      1,152,661
                                                                   ------------
Net Investment Income ..........................................     10,096,745
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 11):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities) ..      2,784,397
      Foreign currency transactions ............................        (14,139)
                                                                   ------------
   Net Realized Gain ...........................................      2,770,258
                                                                   ------------
   Change in Net Unrealized Appreciation of Investments and
   Foreign Currencies:
      Beginning of period ......................................      2,870,108
      End of period ............................................      7,060,895
                                                                   ------------
   Increase in Net Unrealized Appreciation .....................      4,190,787
                                                                   ------------
Net Gain on Investments ........................................      6,961,045
                                                                   ------------
Increase in Net Assets From Operations .........................   $ 17,057,790
                                                                   ============

                       See Notes to Financial Statements.

                                             Statements of Changes in Net Assets
                                                       For the Nine Months Ended
                                                   December 31, 1997 (unaudited)
[LOGO]                                         and the Year Ended March 31, 1997
================================================================================
                                                  December 31        March 31
                                                 -------------    -------------
OPERATIONS:
   Net investment income .....................   $  10,096,745    $  13,332,776
   Net realized gain .........................       2,770,258          939,501
   Increase in net unrealized appreciation ...       4,190,787          208,576
                                                 -------------    -------------
   Increase in Net Assets From Operations ....      17,057,790       14,480,853
                                                 -------------    -------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
   7.00% Cumulative Preferred Stock ..........      (2,100,000)      (2,100,000)
   Common Stock ..............................      (8,899,459)     (10,475,099)
                                                 -------------    -------------
   Decrease in Net Assets From
      Distributions To Shareholders ..........     (10,999,459)     (12,575,099)
                                                 -------------    -------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net asset value of shares issued for
      reinvestment of dividends ..............       2,460,840        3,452,357
                                                 -------------    -------------
   Increase in Net Assets From
      Fund Share Transactions ................       2,460,840        3,452,357
                                                 -------------    -------------
Increase in Net Assets .......................       8,519,171        5,358,111
NET ASSETS:
   Beginning of period .......................     125,676,078      120,317,967
                                                 -------------    -------------
   End of period* ............................   $ 134,195,249    $ 125,676,078
                                                 =============    =============
*  Includes undistributed (overdistributed)
      net investment income of: ..............   $      (4,943)   $     911,910
                                                 =============    =============

                       See Notes to Financial Statements.

                                                                         Statement of Cash Flows
                                                                       For the Nine Months Ended
[LOGO]                                                             December 31, 1997 (unaudited)
================================================================================================
NET DECREASE IN CASH:
Cash Flows From Operating and Investing Activities:
   Interest and dividends received ...........................     $ 11,099,208
   Operating expenses paid ...................................         (556,319)
   Interest payments on bank loans ...........................       (1,366,359)
   Purchases of long-term securities .........................      (95,598,177)
   Proceeds from short-term securities, net ..................        5,025,000
   Proceeds from disposition of long-term securities .........       89,935,842
                                                                   ------------
   Net Cash Provided By Operating and
     Investing Activities ....................................                      $  8,539,195
                                                                                    ------------
Cash Flows From Financing Activities:
   Cash dividends paid on 7.00% Cumulative
     Preferred Stock .........................................       (2,100,000)
   Net cash dividends paid on Common Stock* ..................       (6,438,619)
                                                                   ------------
   Net Cash Used By Financing Activities .....................                        (8,538,619)
                                                                                    ------------
Net Increase in Cash .........................................                               576

Cash--Beginning of Period ....................................                               211
                                                                                    ------------
Cash--End of Period ..........................................                      $        787
                                                                                    ============
RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations .......................                      $ 17,057,790
   Accretion of discount on securities .......................       (1,901,260)
   Increase in investments ...................................       (9,564,599)
   Decrease in receivable for securities sold ................        1,800,063
   Decrease in dividends and interest receivables ............          529,917
   Increase in accrued expenses ..............................          617,284
                                                                   ------------
   Total Adjustments .........................................                        (8,518,595)
                                                                                    ------------
Net Cash Provided By Operating and Investing Activities ......                      $  8,539,195
                                                                                    ============

*    Exclusive of dividend reinvestment of $2,460,840.

                       See Notes to Financial Statements.

                                                   Notes to Financial Statements
[LOGO]                                                               (unaudited)
================================================================================

     1. Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is

                                                   Notes to Financial Statements
[LOGO]                                                    (unaudited)(continued)
================================================================================

determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount on the bank loan), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $67,822 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Advisory Agreement and Transactions with Affiliated Persons

     Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

                                                   Notes to Financial Statements
[LOGO]                                                    (unaudited)(continued)
================================================================================

     MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

     3. Investments

     During the nine months ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $95,598,177
--------------------------------------------------------------------------------
Sales                                                                88,135,779
--------------------------------------------------------------------------------

     At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $10,952,445
Gross unrealized depreciation                                        (3,931,878)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 7,020,567
--------------------------------------------------------------------------------


     4. Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund

                                                   Notes to Financial Statements
[LOGO]                                                    (unaudited)(continued)
================================================================================

requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. On March 31, 1994, 220,000 shares of $0.01 par value 7.00% Cumulative Preferred Stock were authorized but remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $103,558 at December 31, 1997.

     Moody's Investors Service, Inc. and Standard & Poor's Ratings Service have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     7. Bank Loan

     The Fund has a $30,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30-, 60- or 90-day periods as elected by the Fund. The interest on the loan is currently calculated at the federal funds rate plus 40 basis points. The line of credit expires on July 18, 1998. Interest expense related to the loan for the nine months ended December 31, 1997 was $1,387,300.

     8. Common Stock

     At December 31, 1997, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

      Common stock transactions were as follows:

                               Nine Months Ended              Year Ended
                               December 31, 1997            March 31, 1997
                             ----------------------     -----------------------
                             Shares        Amount       Shares          Amount
--------------------------------------------------------------------------------
Shares issued on
   reinvestment              332,233     $2,460,840     516,581      $3,452,357
--------------------------------------------------------------------------------

                                                   Notes to Financial Statements
[LOGO]                                                    (unaudited)(continued)
================================================================================

     9. Capital Loss Carryforward

     At March 31, 1997, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $32,003,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                             1999           2000          2003          2004
--------------------------------------------------------------------------------
Carryforward Amounts      $16,444,000    $8,395,000    $4,873,000    $2,291,000
--------------------------------------------------------------------------------

     10. Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

     11. Forward Foreign Currency Contracts

     At December 31, 1997, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                              Local        Market       Settlement    Unrealized
Foreign Currency            Currency       Value           Date          Gain
--------------------------------------------------------------------------------
To Sell:
British Pound                 416,745    $  406,979       5/26/98      $ 9,766
German Deutschemark         1,179,486     1,169,364        1/8/98       10,122
German Deutschemark           654,814       644,944        3/2/98        9,870
German Deutschemark           779,479       768,118       3/18/98       11,361
--------------------------------------------------------------------------------
Total Unrealized Gain on Forward
    Foreign Currency Contracts                                         $41,119
--------------------------------------------------------------------------------

[LOGO]                                                      Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each period:

                                                         1997(1)           1997           1996
                                                      -----------       ----------     ----------
Net Asset Value, Beginning of Period ..............   $      6.45       $     6.31     $     5.88
                                                      -----------       ----------     ----------
Income From Operations:
   Net investment income ..........................          0.68             0.92           0.86
   Net realized and unrealized gain ...............          0.48             0.08           0.45
                                                      -----------       ----------     ----------
   Total Income From Operations ...................          1.16             1.00           1.31
                                                      -----------       ----------     ----------
Distributions:
   Dividends declared to 7.00% Cumulative Preferred
      Stockholders ................................         (0.14)           (0.14)         (0.15)
   Dividends paid from net investment income ......         (0.60)           (0.72)         (0.73)
   Change in accumulated undeclared dividends on
      Preferred Stock .............................          0.04             --             --
                                                      -----------       ----------     ----------
   Total Distributions ............................         (0.70)           (0.86)         (0.88)
                                                      -----------       ----------     ----------
Net Asset Value, End of Period ....................   $      6.91       $     6.45     $     6.31
                                                      ===========       ==========     ==========
Market Value, End of Period .......................   $      8.25       $     7.25     $     7.00
                                                      ===========       ==========     ==========
Total Return, Based on Market Value ...............         22.64%++         15.55%         18.35%
                                                      ===========       ==========     ==========
Total Return, Based on Net Asset Value* ...........         15.46%++         14.04%         20.01%
                                                      ===========       ==========     ==========
Net Assets**, End of Period (000's) ...............   $   104,092       $   95,034     $   90,318
                                                      ===========       ==========     ==========
Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income ..........................         10.20%+          10.85%         10.48%
   Interest Expense ...............................          1.40+            1.45           1.47
   Other Expenses .................................          1.16+            1.20           1.21

Portfolio Turnover Rate ...........................            57%             101%            87%

----------
(1)  For the nine months ended December 31, 1997 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

* Total return is based on the beginning and ending net asset value for the period. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

**   Exclusive of preferred shares outstanding.

+    Annualized.

[LOGO]                                          Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each year:

                                                          1995           1994#          1993
                                                       ----------     ----------     ----------
Net Asset Value, Beginning of Year .................   $     6.76     $     6.86     $     6.39
                                                       ----------     ----------     ----------
Income From Operations:
   Net investment income ...........................         0.93           1.02           1.07
   Net realized and unrealized gain (loss) .........        (0.78)         (0.13)          0.51
                                                       ----------     ----------     ----------
   Total Income From Operations ....................         0.15           0.89           1.58
                                                       ----------     ----------     ----------
Underwriting Commissions and Offering Costs on 7.00%
   Cumulative Preferred Stock ......................         --             --            (0.05)
                                                       ----------     ----------     ----------
Distributions:
   Dividends declared to 7.00% Cumulative Preferred
      Stockholders .................................        (0.16)         (0.11)          --
   Dividends declared to 9.67% Cumulative Preferred
      Stockholders .................................         --            (0.12)         (0.23)
   Dividends paid from net investment income .......        (0.87)         (0.82)         (0.82)
   Change in accumulated undeclared dividends on
      Preferred Stock ..............................         --             0.06          (0.01)
                                                       ----------     ----------     ----------
   Total Distributions .............................        (1.03)         (0.99)         (1.06)
                                                       ----------     ----------     ----------
Net Asset Value, End of Year .......................   $     5.88     $     6.76     $     6.86
                                                       ==========     ==========     ==========
Market Value, End of Year ..........................   $     6.63     $     7.13     $     7.25
                                                       ==========     ==========     ==========
Total Return, Based on Market Value ................         6.41%         10.02%         24.02%
                                                       ==========     ==========     ==========
Total Return, Based on Net Asset Value* ............        (0.53)%        10.24%         21.66%
                                                       ==========     ==========     ==========
Net Assets**, End of Year (000's) ..................   $   80,309     $   87,726     $   85,225
                                                       ==========     ==========     ==========

Ratios to Average Net Assets Based on
Common Shares Outstanding:
   Net Investment Income ...........................        15.35%         14.38%         12.89%
   Interest Expense ................................         1.58           0.92           1.14
   Other Expenses ..................................         1.65           1.60           1.99
Portfolio Turnover Rate ............................           79%           102%            93%

----------
# Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

* Total return is based on the beginning and ending net asset value for the period. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

**   Exclusive of preferred shares outstanding.

[LOGO]                                   Other Financial Information (unaudited)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                           1997(1)     1997       1996       1995       1994       1993
                                          --------   --------   --------   --------   --------   --------
7.00% Cumulative Preferred Stock (2)
  Total amount outstanding (000s)         $ 30,000   $ 30,000   $ 30,000   $ 30,000   $ 30,000   $ 30,000
  Asset Coverage Per Share                   2,730      2,580      2,490      2,439      2,583      2,529
  Involuntary Liquidating Preference
    Per Share (3)                            1,000      1,000      1,000      1,000      1,000      1,000
  Average Market Value Per Share (3)(4)      1,000      1,000      1,000      1,000      1,000      1,000

Senior Money Market Notes
  Total amount outstanding (000s)               --         --         --     25,800     25,800     25,800
  Asset Coverage Per Share                      --         --         --    527,555    558,675    546,948
  Involuntary Liquidating Preference
    Per Share (3)                               --         --         --    100,000    100,000    100,000
  Average Market Value Per Share (3)            --         --         --    100,000    100,000    100,000

PNC Bank Credit Facility
  Total amount outstanding (000s)           30,000     30,000     30,000         --         --         --
  Asset Coverage Per Share                 547,000    516,000    498,000         --         --         --
  Involuntary Liquidating Preference
    Per Share (3)                          100,000    100,000    100,000         --         --         --
  Average Market Value Per Share (3)(5)    100,000    100,000    100,000         --         --         --

----------

(1)  For the nine months ended December 31, 1997.
(2)  Redeemable April 15, 2000.
(3)  Excludes accrued interest or accumulated undeclared dividends.
(4)  See Note 6.
(5)  See Note 7.

[LOGO]                               Quarterly Results of Operations (unaudited)
================================================================================

                                                                                                               Net Increase
                                                                                 Net Realized                   (Decrease)
                                                                                and Unrealized                 in Net Assets
                          Investment               Net Investment                Gain (Loss)                        From
                            Income                     Income                   on Investments                   Operations
                      -------------------       --------------------       ------------------------       ------------------------
                                     Per                        Per                           Per                            Per
Quarter Ended            Total      Share*         Total       Share*         Total          Share*          Total          Share*
-------------         ----------    -----       ----------     -----       -----------       ------       -----------       ------
June 30, 1994         $3,739,209    $0.29       $3,111,466     $0.24       $(3,899,320)      $(0.29)      $  (787,854)      $(0.06)
September 30, 1994     3,771,958     0.28        3,215,851      0.24        (5,662,951)       (0.42)       (2,447,100)       (0.17)
December 31, 1994      3,833,137     0.28        3,133,437      0.23        (4,508,973)       (0.33)       (1,375,536)       (0.10)
March 31, 1995         3,651,680     0.27        2,926,309      0.22         3,514,541         0.26         6,440,850         0.48
June 30, 1995          3,390,611     0.25        2,647,561      0.19        (1,044,316)       (0.07)        1,606,245         0.12
September 30, 1995     3,466,966     0.25        2,743,530      0.20         6,121,932         0.44         8,862,462         0.64
December 31, 1995      3,996,269     0.28        3,176,088      0.23         1,812,127         0.13         4,988,215         0.36
March 31, 1996         4,169,922     0.29        3,400,950      0.24          (879,349)       (0.06)        2,521,601         0.18
June 30, 1996          4,102,702     0.29        3,322,425      0.23        (1,014,235)       (0.07)        2,308,190         0.16
September 30, 1996     4,224,470     0.29        3,370,554      0.23         2,772,544         0.19         6,143,098         0.42
December 31, 1996      4,132,306     0.28        3,304,424      0.22         1,557,018         0.11         4,861,442         0.33
March 31, 1997         4,132,818     0.28        3,335,373      0.23        (2,167,250)       (0.15)        1,168,123         0.08
June 30, 1997          3,810,798     0.26        3,442,440      0.23         4,087,876         0.29         7,530,316         0.52
September 30, 1997     3,652,220     0.24        3,266,777      0.22         4,374,410         0.29         7,641,187         0.51
December 31, 1997      3,786,388     0.25        3,387,528      0.23        (1,501,241)       (0.10)        1,886,287         0.13

----------
*    Per share of Common Stock.

[LOGO]                                                Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:

                                                                              Dividend
   Record         Payable         NYSE         Net Asset      Dividend      Reinvestment
    Date           Date       Closing Price     Value*          Paid            Price
========================================================================================
   1/24/95        1/31/95        $6.250         $5.58          $0.069          $5.799
   2/21/95        2/28/95         6.250          5.78           0.063           5.990
   3/24/95        3/31/95         6.625          5.87           0.063           5.874
   4/21/95        4/28/95         6.625          5.96           0.063           6.290
   5/23/95        5/31/95         6.875          6.10           0.063           6.530
   6/23/95        6/30/95         6.625          6.03           0.063           6.290
   7/26/95        7/31/95         6.625          6.15           0.060           6.290
   8/22/95        8/31/95         6.625          6.16           0.060           6.290
   9/26/95        9/30/95         6.625          6.17           0.060           6.294
  10/24/95       10/31/95         6.625          6.25           0.060           6.290
  11/20/95       11/30/95         6.625          6.22           0.060           6.290
  12/26/95       12/31/95         6.500          6.28           0.060           6.175
   1/23/96        1/26/96         6.625          6.39           0.060           6.294
   2/20/96        2/23/96         7.000          6.52           0.060           6.650
   3/26/96        3/29/96         7.000          6.31           0.060           6.650
   4/23/96        4/26/96         6.875          6.27           0.060           6.531
   5/28/96        5/31/96         6.875          6.33           0.060           6.531
   6/25/96        6/28/96         6.750          6.22           0.060           6.413
   7/23/96        7/26/96         6.875          6.22           0.060           6.531
   8/27/96        8/30/96         6.875          6.29           0.060           6.531
   9/24/96        9/27/96         7.125          6.37           0.060           6.769
  10/22/96       10/25/96         7.125          6.40           0.060           6.769
  11/25/96       11/29/96         7.125          6.47           0.060           6.769
  12/23/96       12/27/96         7.125          6.53           0.061           6.769
   1/28/97        1/31/97         7.250          6.62           0.061           6.888
   2/25/97        2/28/97         7.375          6.73           0.061           7.006
   3/24/97        3/27/97         7.125          6.51           0.061           6.769
   4/22/97        4/25/97         7.125          6.38           0.061           6.769
   5/27/97        5/30/97         7.500          6.59           0.061           7.125
   6/24/97        6/27/97         7.625          6.77           0.061           7.244
   7/22/97        7/25/97         7.750          6.86           0.061           7.363
   8/26/97        8/29/97         7.938          6.89           0.061           7.541
   9/23/97        9/26/97         7.938          7.02           0.063           7.541
  10/28/97       10/31/97         8.000          6.93           0.063           7.600
  11/24/97       11/28/97         8.190          6.91           0.063           7.778
  12/22/97       12/26/97         8.250          6.93           0.063           7.838
  12/31/97        1/2/98          8.250          6.91           0.040           7.838
========================================================================================

*    As of record date

                                                      Dividend Reinvestment Plan
[LOGO]                                                               (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as dividend-paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds 98% of net asset value per share on the date of valuation, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or
(ii) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to net asset value, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

     If 98% of the net asset value per share of the Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock on the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of the net asset value per share of the

                                                      Dividend Reinvestment Plan
[LOGO]                                                    (unaudited)(continued)
================================================================================

Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to 98% of the net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share paid by First Data may exceed 98% of the net asset value per share of the Common Stock, resulting in the acquisition of fewer shares in Common Stock issued by the Fund at 98% of net asset value per share. First Data will begin to purchase Common Stock on the open market as soon as a practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date except when necessary to comply with applicable provisions of the Federal securities law.

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the nine months ended December 31, 1997, no such brokerage commissions were incurred.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day

                                                      Dividend Reinvestment Plan
[LOGO]                                                    (unaudited)(continued)
================================================================================

 after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distributions paid subsequent to written notice of the change sent to participants at least 90 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data or the Fund at least 90 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

          ------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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

                      [This page intentionally left blank]

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon
Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary



            This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                  FD01066 2/98